SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement                  [ ]  Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     The European Warrant Fund, Inc.

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

                         THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 26, 2002



To the Stockholders of
THE EUROPEAN WARRANT FUND, INC.


      Notice is hereby given that the Annual Meeting of Stockholders of The European Warrant Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, at 10:00 a.m. Eastern time, on June 26, 2002, for the following purposes:

      1. To elect two Directors of the Fund.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors of the Fund has fixed the close of business on May 1, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors,



                                             CRAIG M. GIUNTA
                                             SECRETARY


May 31, 2002


STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                           REGISTRATION                                VALID SIGNATURE
                           ------------                                ---------------
      CORPORATE ACCOUNTS
      (1) ABC Corp. ...............................................  ABC Corp.
      (2) ABC Corp. ...............................................  John Doe, Treasurer
      (3) ABC Corp.
          c/o John Doe, Treasurer .................................  John Doe
      (4) ABC Corp. Profit Sharing Plan ...........................  John Doe, Trustee

      TRUST ACCOUNTS
      (1) ABC Trust ...............................................  Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d 12/28/78 .....................  Jane B. Doe

      CUSTODIAN OR ESTATE ACCOUNTS
      (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA ......  John B. Smith
      (2) John B. Smith ...........................................  John B. Smith, Jr., Executor

                         THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 26, 2002


                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The European Warrant Fund, ("Fund") for use at its Annual Meeting of Stockholders to be held on June 26, 2002 at 10:00 a.m. Eastern time, at 330 Madison Avenue, New York, NY 10017, and at any adjournments thereof (collectively, the "Annual Meeting"). A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to stockholders ("Stockholders") is May 24, 2002.

      At the Annual Meeting, Stockholders will be asked to consider and vote upon the following:

      1.    Election of two Directors of the Fund.

      2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

      Proxy solicitations will be made, beginning on or about May 24, 2002, primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interviews conducted by officers and employees of the Fund; Julius Baer Securities Inc., the investment adviser of the Fund ("Julius Baer Securities" or the "Adviser"); and Investors Bank & Trust Company, the custodian, administrator and transfer agent of the Fund ("Investors Bank"). Julius Baer Securities is located at 330 Madison Avenue, New York, NY 10017 and Investors Bank is located at 200 Clarendon Street, Boston, MA 02116. In addition, the Fund has engaged D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, (800) 848-3402, to solicit proxies on behalf of the Fund's Board of Directors for a fee not to exceed $3,500 plus out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares ("Shares").

      The Fund's Annual Report to Stockholders for the fiscal year ended March 31, 2002, which contains audited financial statements, may be obtained without charge by calling 1-800-387-6977 or mailing a request to: The European Warrant Fund, Inc., c/o Investors Bank & Trust Company, P.O. Box 9130, MFD-23, Boston, MA 02117-9130.

      Any Stockholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Fund.

      In the event that a quorum is not present at the Annual Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting.

      The Fund has one class of common stock, which has a par value of $.001 per Share. On May 1, 2002, the record date, there were 14,585,366.037 shares outstanding. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Stockholders at the Annual Meeting, with pro rata voting rights for any fractional Shares. The Fund does not know of any person who beneficially owned more than 5% of the Fund's outstanding Shares as of the record date.

      The tellers appointed for the Annual Meeting will count the total number of votes cast FOR approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count Shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions or "broker nonvotes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of directors (Proposal 1) neither withholding authority to vote nor abstentions or broker nonvotes have any effect on the outcome of the voting on the matter.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      Stockholders are being asked to elect two (2) of the six (6) directors of the Fund. The Board of Directors is divided into three classes, designated as Class I, Class II and Class III. Each year the term of office of one class expires. At the Annual Meeting, the election of Thomas J. Gibbons and Robert S. Matthews as Class II directors is proposed. Each director is to hold office for a period of three years, and until his successor is elected and qualified. Mr. Gibbons currently serves as a director of the Fund. Mr. Matthews is being proposed for election as a new director to fill the vacancy that will be created upon the retirement of Lawrence A. Fox. Mr. Matthews is not presently serving as a director. The nominees have consented to stand for election and to serve if elected. If either nominee should be unable to serve, an event not now anticipated, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees as may be proposed by the Board of Directors.

      Each director serves for three years. Any director may resign and any director may be removed at any annual or special meeting of Stockholders called for that purpose by a vote of at least 75% of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining directors may fill such vacancy by appointing another director. If, at any time, less than a majority of the directors holding office have been elected by the Stockholders, the directors then in office will call a Stockholders meeting for the purpose of electing directors to fill any existing vacancies in the Board of Directors. Under the Funds retirement policy, directors must retire upon reaching age 75.

      Set forth below is certain information regarding each nominee for election to the Fund's Board of Directors.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                                                                                   FUND            OTHER
                                                                                 COMPLEX(1)    DIRECTORSHIPS
                    POSITION(S)   LENGTH                                        OVERSEEN BY      HELD BY
  NAME, ADDRESS      HELD WITH    OF TIME   PRINCIPAL OCCUPATIONS(S) DURING     NOMINEE FOR     NOMINEE FOR
     AND AGE           FUND       SERVED            PAST 5 YEARS                  DIRECTOR       DIRECTOR
 --------------     ----------    -------   -------------------------------    -------------   -------------
Thomas J.           Director,      Since    President, Cornerstone Associates        1          None
Gibbons, age 54,    Class II(2)    1993     Management (Consulting Firm)
P.O. Box 514,
Sparta, NJ 07871

Robert S.           Nominee                 Managing Partner, Matthews & Co.         3          Julius Baer
Matthews, age 58,                           LLP (certified public accountants)                  Investment
331 Madison                                                                                     Funds
Avenue, 8th Floor,
New York, NY
10017

----------
(1) The Fund complex includes the Fund and the two portfolios of the Julius Baer Investment Funds, the investment adviser of which is an affiliate of the Adviser.

(2) Mr. Gibbons served as a Class III director from 1993 to 2001 and as a Class II director since 2001.

      The following directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:
      INDEPENDENT DIRECTORS (those directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"))


                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                                                                                   FUND            OTHER
                    POSITION(S)   LENGTH                                         COMPLEX(1)    DIRECTORSHIPS
  NAME, ADDRESS      HELD WITH    OF TIME   PRINCIPAL OCCUPATIONS(S) DURING     OVERSEEN BY       HELD BY
     AND AGE           FUND       SERVED            PAST 5 YEARS                  DIRECTOR       DIRECTOR
 --------------     ----------    -------   -------------------------------    -------------   -------------
Harvey B. Kaplan,   Director,      Since    Controller (Chief Financial Officer),    3          Julius Baer
age 64,             Class III      1990     Easter Unlimited, Inc. (toy and                     Investment
80 Voice Road,                              novelty manufacturer and importer)                  Funds
Carle Place, NY
11514

Antoine Bernheim,   Director,      Since    President, Dome Capital Management       1          None
age 48,             Class I        1990     Inc. (investment firm); Chairman,
405 Park Ave.,                              Dome Securities Corp.
Ste. 500, New York,
NY 10022

      INTERESTED DIRECTORS (those directors who are Ointerested personsO of the Fund as defined in the 1940 Act)


                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                                                                                   FUND            OTHER
                    POSITION(S)   LENGTH                                         COMPLEX(1)    DIRECTORSHIPS
  NAME, ADDRESS      HELD WITH    OF TIME   PRINCIPAL OCCUPATIONS(S) DURING     OVERSEEN BY      HELD BY
     AND AGE           FUND       SERVED            PAST 5 YEARS                  DIRECTOR       DIRECTOR
 --------------     ----------    -------   -------------------------------    -------------   -------------
Bernard Spilko,(2)  Chairman       Since    General Manager and Senior Vice          3          Julius Baer
age 61,             of Board       1993     President, Bank Julius Baer & Co.,                  Investment
330 Madison         of Directors            Ltd. (New York Branch) (1998 to                     Funds
Avenue,             & Director,             present); Managing Director and
New York, NY        Class III               Member of Board of Directors,
10017                                       Julius Baer Securities Inc. (1983
                                            to present)

Martin Vogel,(3)    Director,      Since    Member of Management Committee,          3          Julius Baer
age 39,             Class I        1997     Julius Baer Investment Fund                         Investment
Freighutstrasse 12,                         Services, Ltd.,  (1996 to present)                  Funds
Zurich, Switzerland

----------
(1) The Fund complex includes the Fund and the two portfolios of the Julius Baer Investment Funds, the investment adviser of which is an affiliate of the Adviser.

(2) Mr. Spilko in considered to be "interested", as defined in the 1940 Act, because of his position with Julius Baer Securities Inc., the Fund's investment adviser, and with Bank Julius Baer & Co., Ltd., an affiliate of the Adviser.

(3) Mr. Vogel is considered to be "interested", as defined in the 1940 Act, because of his position with Julius Baer Investment Fund Services, Ltd., an affiliate of the Adviser.

      The officers of the Fund are listed below except for the Chairman of the Board, Mr. Spilko, for whom information is provided in the table above. The term of office for each officer is one year.

                               POSITION(S)          LENGTH OF               PRINCIPAL OCCUPATIONS(S)
 NAME, ADDRESS AND AGE       HELD WITH FUND         TIME SERVED                DURING PAST 5 YEARS
 --------------------        ----------------      -------------     -----------------------------------------
Michael K. Quain, age 44,    President and         Since 1997        First Vice President of Bank Julius
330 Madison Avenue,          Chief Financial                         Baer & Co., Ltd. (New York
New York, NY 10017           Officer                                 Branch); Vice President of Julius
                                                                     Baer Securities Inc.; President and
                                                                     Chief Financial Officer of Julius Baer
                                                                     Investment Funds (1998 - present)

Andrea Quapp, age 38,        Vice President and    Since 2001        First Vice President, Julius Baer
BrandschenKestrasse 40,      Chief Investment                        Asset Management, (2001-present);
Postfach CH-8010,            Officer                                 Executive Vice President, UBS
Zurich, Switzerland                                                  Asset Management, (1986-2001)

Peter Reinmuth, age 33,      Vice President and    Since 1999        Vice President of Investments,
BrandschenKestrasse 40,      Investment Officer                      Julius Baer Securities Inc.
Postfach CH-8010,
Zurich, Switzerland

Hector Santiago, age 33,     Vice President        Since 1998        First Vice President of Bank Julius
330 Madison Avenue,                                                  Baer & Co., Ltd. (New York
New York, NY 10017                                                   Branch) and Julius Baer Securities, Inc.
                                                                     (1998 - present); Assistant Vice President -
                                                                     Accounting, Operations & Trading Manager,
                                                                     EFG Capital Intl. (broker-dealer firm)
                                                                     (1996 - 1998)

Craig M. Giunta, age 30,     Secretary and         Since 2001        Assistant Vice President, Investment
330 Madison Avenue,          Treasurer                               Funds Department, Bank Julius
New York, NY 10017                                                   Baer & Co. Ltd., (New York Branch)
                                                                     (2001-present); Supervisor of Fund
                                                                     Accounting, Neuberger Berman LLC
                                                                     (investment management firm) (1994-2001)

Paul J. Jasinski, age 55,    Assistant Treasurer   Since 1995        Managing Director, Investors Bank
200 Clarendon Street,                                                & Trust Company (1990 - present)
Boston, MA 02116

                                   POSITION(S)          LENGTH OF            PRINCIPAL OCCUPATIONS(S)
 NAME, ADDRESS AND AGE           HELD WITH FUND         TIME SERVED             DURING PAST 5 YEARS
 --------------------           ----------------       -------------    ----------------------------------
James L. Smith, age 42,        Assistant Treasurer      Since 2001      Director, Investors Bank & Trust
200 Clarendon Street,                                                   Company (2001-present); Executive
Boston, MA 02116                                                        Director,   USAA/IMCO   (investment
                                                                        management    firm)    (1999-2001);
                                                                        Compliance  Officer,  BISYS (mutual
                                                                        fund administrator) (1996-1999)

Cynthia J. Surprise, age 55,   Assistant Secretary      Since 1999      Director and Counsel, Mutual Fund
200 Clarendon Street,                                                   Administration-Legal, Investors
Boston, MA 02116                                                        Bank & Trust Company (1999-present);
                                                                        Vice President, State Street
                                                                        Bank and Trust Company (1995-1999)

SHARE OWNERSHIP OF THE FUND AS OF MARCH 31, 2002

      The  following   information  regarding  share  ownership  is  based  upon
information provided by each director or nominee.

INTERESTED DIRECTORS

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED
                                          DOLLAR RANGE OF            INVESTMENT COMPANIES OVERSEEN
  NAME OF DIRECTOR                EQUITY SECURITIES IN THE FUND        BY DIRECTOR IN FUND FAMILY
 ------------------               -----------------------------      -------------------------------
Bernard Spilko                                 None                               None
Martin Vogel                                   None                               None

INDEPENDENT DIRECTORS

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED
  NAME OF DIRECTOR                      DOLLAR RANGE OF              INVESTMENT COMPANIES OVERSEEN
     OR NOMINEE                   EQUITY SECURITIES IN THE FUND        BY DIRECTOR IN FUND FAMILY
 ------------------               -----------------------------      -------------------------------
Harvey B. Kaplan                            $1-$10,000                         $1-$10,000
Antoine Bernheim                            $1-$10,000                         $1-$10,000
Thomas J. Gibbons                              None                               None
Robert S. Matthews                             None                               None

      As of March 31, 2002, the directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding Shares. The Board of Directors held four meetings during the fiscal year ended March 31, 2002. All of the directors except Martin Vogel attended at least 75% of the Board and Committee meetings of which they were members.

      The following table lists the compensation paid to each of the directors by both the Fund and the Fund Complex during the Fund's fiscal year ended March 31, 2002. For purposes of this table the term "Fund Complex" includes all funds that have an affiliated investment adviser. The remainder of the directors and officers did not receive compensation from either the Fund or the Fund complex. The Fund has no retirement or pension plan for its directors or officers.

                               COMPENSATION TABLE

                                            AGGREGATE      TOTAL COMPENSATION
                                          COMPENSATION    FROM THE FUND AND THE
      NAME                                FROM THE FUND        FUND COMPLEX
      ----                                ------------    ---------------------

      Antoine Bernheim .................    $ 8,500              $ 8,500
      Lawrence A. Fox(1) ...............      8,250                8,250
      Thomas J. Gibbons ................      8,500                8,500
      Harvey B. Kaplan .................      8,750               18,500(2)
                                            -------              -------
                Total ..................    $34,000              $43,750
                                            =======              =======

      The Board of Directors has an Audit Committee and a Nominating Committee, each of which is comprised of all of the Independent Directors of the Fund. Currently, Messrs. Bernheim, Fox, Gibbons and Kaplan comprise the Audit
Committee and the Nominating Committee. The Nominating Committee makes nominations for Independent Directors of the Board of Directors and reviews committee assignments. The Nominating Committee also reviews compensation matters. The Nominating Committee did not have any meetings during the fiscal year ended March 31, 2002. Nominees recommended by Stockholders will be considered by the Board of Directors. Recommendations should be submitted in writing to the Secretary of the Fund. The Audit Committee, pursuant to an Amended and Restated Audit Committee Charter adopted by the Board (included in this Proxy Statement as an Appendix), oversees the Fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of certain service providers; oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof; ascertains the independence of the Fund's independent auditors; and acts as a liaison between the Fund's independent auditors and the full Board of Directors. The Audit Committee had three meetings during the fiscal year ended March 31, 2002. Each member of the Audit Committee is independent, as defined in the applicable listing standards of the New York Stock Exchange.



----------
(1)   Mr. Fox will resign as a Director, effective June 26, 2002.

(2) Mr. Kaplan also receives compensation for service as a Trustee of the Julius Baer Investment Funds, which has an affiliated investment adviser.

REQUIRED VOTE

      Election of each of the listed nominees for director of the Fund will require the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

                             INDEPENDENT ACCOUNTANTS

      KPMG LLP ("KPMG") has served as the Fund's independent accountants since the Fund's inception. KPMG has extensive experience in investment company accounting and auditing and performs various audit and tax services for the Fund. Such services include an annual audit of the Fund's financial statements, review of certain filings with the Securities and Exchange Commission, internal control reviews, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Fund's Board of Directors. The financial statements included in the most recent Annual Report to the Fund's Stockholders have been examined by KPMG.

      For services rendered to the Fund or its investment adviser for the fiscal year ended March 31, 2002, KPMG will receive the following fees:

AUDIT FEES

      For audit services rendered to the Fund for the fiscal year ended March 31, 2002, including fees billed for professional services rendered for the audit of the Fund's annual financial statements, KPMG will receive a fee of $37,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      The Fund did not pay any financial information systems design and implementation fees to KPMG for the fiscal year ended March
31, 2002.

ALL OTHER FEES

      For all other services rendered by KPMG to the Fund, Julius Baer Securities, and all entities controlling, controlled by, or under common control with Julius Baer Securities that provide services to the Fund for the fiscal year ended March 31, 2002, KPMG will receive a fee of $4,000 for tax return preparation.

                             AUDIT COMMITTEE REPORT

      The Audit Committee has discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received from KPMG the written statements required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG the matter of the firm's independence. Based on such reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended March 31, 2002 for filing with the Securities and Exchange Commission.

      The Audit Committee also has considered whether the provision of non-audit services by KPMG to the Fund, Julius Baer Securities, and all entities controlling, controlled by, or under common control with Julius Baer Securities that provide services to the Fund, is compatible with the maintenance of the independent accountant's continued independence. KPMG has represented to the Fund that KPMG and its members do not have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as independent accountants. Based on these statements and discussions, the Audit Committee will recommend to the Board the selection of KPMG as independent auditors for the Fund for the fiscal year ended March 31, 2003. It is expected that the Board of Directors will unanimously approve this selection at its Board meeting on June 26, 2002. Representatives from KPMG expect to be present at the Annual Meeting.

                               THE AUDIT COMMITTEE

      The Audit Committee is comprised of the following  Independent  Directors:
Antoine Bernheim, Lawrence A. Fox, Thomas J. Gibbons and Harvey B. Kaplan.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

      All proposals by Stockholders of the Fund that are intended to be presented at the Fund's next annual meeting of Stockholders to be held in 2003 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to that meeting no later than January 12, 2003.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's executive officers and directors, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of initial ownership and changes in ownership with the SEC, the New York Stock Exchange, Inc., and the Fund. To the Fund's knowledge, based solely upon review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent owners were complied with during the fiscal year ended March 31, 2002.

                 OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

      The directors do not intend to present any other business at the Annual Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    APPENDIX

                           EUROPEAN WARRANT FUND, INC.
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

1. The Audit Committee shall be composed of three or more Directors as determined by the Board of Directors, each of whom shall be an independent Director, and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise or his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a Director is independent if he or she is not an "interested person" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended) and meets the independence requirements set forth in New York Stock Exchange Rule 303.01(B) (3). Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

2.   The purposes of the Audit Committee are to:

     (a) oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (b) oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     (c)  ascertain the independence of the Fund's independent auditors; and

     (d) act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers to:

     (a) recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, to receive the auditors' specific written representations as to their independence and to actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors: the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee and that the Audit Committee and the Board of Directors, consistent with the requirements of the Investment Company Act of 1940, as amended, and relevant state law, have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement);

     (b) meet with the Fund's independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     (d) review the fees charged by the auditors for audit and non-audit services;

     (e) investigate improprieties or suspected improprieties in fund and adviser operations;

     (f) review the findings of SEC and internal Fund audits, and consult with Fund management on appropriate responses;

     (g) review any violations of the Code of Ethics for the Fund, its adviser and any other service provider required to have its employees report their personal securities trades; and report the Committee's findings to the Board with recommendations for appropriate action;

     (h) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

     (i) review, in consultation with Fund management, any proposed plans of Fund mergers, sales, acquisitions, conversions or other similar transactions for the Fund or its adviser and report its findings and recommendations to the Board.

4. The Committee shall meet at least twice a year and is empowered to hold special meetings as circumstances require.

5. The Committee shall meet as may be appropriate with the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.


Adopted:  June 27, 2001

THE EUROPEAN WARRANT FUND, INC.

                 THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints Michael K. Quain, Bernard Spilko or Cynthia
J. Surprise and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The European Warrant Fund, Inc. (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of The European Warrant Fund, Inc., 330 Madison Avenue, New York, New York 10017, on June 26, 2002 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                        IN THE ENVELOPE PROVIDED

                                 Date ___________________________________ , 2002

                          NOTE: Please sign exactly as your name appears on this
                            Proxy.  If joint owners, EITHER may sign this Proxy.
                     When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                      ----------------------------------------------------------
                                                                    Signature(s)

                      ----------------------------------------------------------
                                                      (Title(s), if  applicable)

                                    PLEASE  FILL IN BOX AS SHOWN  USING BLACK OR
                                    BLUE INK OR NUMBER 2  PENCIL.  PLEASE DO NOT
                                    USE FINE POINT PENS.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

1.  ELECTION OF DIRECTOR                                          FOR           WITHHOLD           FOR ELECTING
                                                               ELECTING        AUTHORITY           ALL NOMINEES
                                                                  ALL         TO VOTE FOR            EXCEPT AS
                                                               NOMINEES       ALL NOMINEES         NOTED AT LEFT

Thomas J. Gibbons - Class II / Robert S. Matthews - Class II     [  ]             [  ]                  [  ]


----------------------------------------------------
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE(S) NAME
ON THE LINE ABOVE.